EXHIBIT 10.3

Supplemental Agreement No. 48

to

Purchase Agreement No. 1951

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT,    entered into as of January 29  , 2009 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer);

WHEREAS, Customer wishes to exercise its [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, the parties agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Customer agree to incorporate new galleys and Head Impact Criteria requirements on the 737-800 and 737-900ER Model Aircraft.

WHEREAS, Boeing and Customer have agreed to extend the expiration date for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] described in paragraph 2 of Letter Agreement 1951-5.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.           Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 48.

1.2 Remove and replace, in its entirety, pages T-2-1, T-2-2 and T-2-3 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-700 Aircraft”, with the revised pages T-2-1, T-2-2 and T-2-3 of Table 1 attached hereto.

1.3 Remove and replace, in their entirety, pages T-3-5 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-800 Aircraft”, with the revised pages T-3-5 of Table 1 attached hereto.

1.4 Remove and replace, in their entirety, pages T-6-2 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft”, with the revised pages T-6-2 of Table 1 attached hereto.

2.           Letter Agreements:

2.1 Remove and replace, in its entirety, Attachment B to Letter Agreement No. 1951-9R20, “Option Aircraft – Model 737-724 Aircraft”, with the revised Attachment B attached hereto.

2.2 Incorporate Letter Agreement 6-1162-SEE-0176R4, “Record Option Proposals”.

2.3 Remove and replace, in it’s entirety, Letter Agreement 1951-5R3, with the attached Letter Agreement 1951-5R4.

    3.          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer agrees that [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    4.           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Aircraft with serial numbers [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

All other Aircraft listed above will be re-contracted into their post-strike target delivery months, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                                                                                     CONTINENTAL AIRLINES, INC.

By:  /s/ Susan Englander                                                                                                           By:  /s/ Gerald Laderman

Its: Attorney-In-Fact                                                                                                 Its: Senior Vice President -
                       Finance and Treasurer

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance, Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

		Page	SA
TABLES		Number	Number

1.	Aircraft Deliveries and Descriptions – 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions – 737-700	T-2	SA 48

	Aircraft Deliveries and Descriptions – 737-800	T-3	SA 48

	Aircraft Deliveries and Descriptions – 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions – 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions – 737-900ER	T-6	SA 48

EXHIBITS

A-1	Aircraft Configuration – Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration – Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration – Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration – Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration – Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration – Model 737-824 (Aircraft delivering after July 2008)		SA 45

A-3	Aircraft Configuration – Model 737-624		SA 1

A-4	Aircraft Configuration – Model 737-524		SA 3

A-5	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 26

A-6	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 45

A-6.1	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 45

B	Product Assurance Document		SA 1

C	Customer Support Document – Code Two – Major Model Differences		SA 1

C1	Customer Support Document – Code Three – Minor Model Differences		SA 39

D
Aircraft Price Adjustments – New Generation
Aircraft (1995 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 1

D1	Airframe and Engine Price Adjustments – Current Generation Aircraft		SA 1

D2
Aircraft Price Adjustments – New Generation
Aircraft (1997 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 5

D3
Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price –
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 41

D4	Escalation Adjustment – Airframe and Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 41

E	Buyer Furnished Equipment Provisions Document		SA 39

F	Defined Terms Document		SA 5

SA
LETTER AGREEMENTS		Number

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support – New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing – New Generation Aircraft	SA 4

1951-9R21	Option Aircraft-Model 737-724 Aircraft	SA 48

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft – Model 737-924 Aircraft	SA 32

1951-13	Configuration Matters – Model 737-924	SA 4

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22

1951-15	Configuration Matters – Model 737-924ER	SA 39

SA
LETTER AGREEMENTS		Number

6-1162-MMF-295	Performance Guarantees – Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees – Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

6-1162-MMF-311R6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 31

6-1162-GOC-131R10	Special Matters	SA 46

6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5

6-1162-DMH-624	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 8

6-1162-DMH-680	Delivery Delay Resolution Program	SA 9

6-1162-DMH-1020	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 14

6-1162-DMH-1035	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 15

6-1162-DMH-1054	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 16

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30

6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft	SA 39

6-1162-SEE-133	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46

6-1162-SEE-0176R4	Record Option Proposals	SA 48

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1	October 10, 1996

Supplemental Agreement No. 2	March 5, 1997

Supplemental Agreement No. 3	July 17, 1997

Supplemental Agreement No. 4	October 10, 1997

Supplemental Agreement No. 5	May 21, 1998

Supplemental Agreement No. 6	July 30, 1998

Supplemental Agreement No. 7	November 12, 1998

Supplemental Agreement No. 8	December 7, 1998

Supplemental Agreement No. 9	February 18, 1999

Supplemental Agreement No. 10	March 19, 1999

Supplemental Agreement No. 11	May 14, 1999

Supplemental Agreement No. 12	July 2, 1999

Supplemental Agreement No. 13	October 13, 1999

Supplemental Agreement No. 14	December 13, 1999

Supplemental Agreement No. 15	January 13, 2000

Supplemental Agreement No. 16	March 17, 2000

Supplemental Agreement No. 17	May 16, 2000

Supplemental Agreement No. 18	September 11, 2000

Supplemental Agreement No. 19	October 31, 2000

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 20	December 21, 2000

Supplemental Agreement No. 21	March 30, 2001

Supplemental Agreement No. 22	May 23, 2001

Supplemental Agreement No. 23	June 29, 2001

Supplemental Agreement No. 24	August 31, 2001

Supplemental Agreement No. 25	December 31, 2001

Supplemental Agreement No. 26	March 29, 2002

Supplemental Agreement No. 27	November 6, 2002

Supplemental Agreement No. 28	April 1, 2003

Supplemental Agreement No. 29	August 19, 2003

Supplemental Agreement No. 30	November 4, 2003

Supplemental Agreement No. 31	August 20, 2004

Supplemental Agreement No. 32	December 29, 2004

Supplemental Agreement No. 33	December 29, 2004

Supplemental Agreement No. 34	June 22, 2005

Supplemental Agreement No. 35	June 30, 2005

Supplemental Agreement No. 36	July 21, 2005

Supplemental Agreement No. 37	March 30, 2006

Supplemental Agreement No. 38	June 6, 2006

Supplemental Agreement No. 39	August 3, 2006

Supplemental Agreement No. 40	December 5, 2006

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 41	June 1, 2007

Supplemental Agreement No. 42	June 13, 2007

Supplemental Agreement No. 43	July 18, 2007

Supplemental Agreement No. 44	December 7, 2007

Supplemental Agreement No. 45	February 20, 2008

Supplemental Agreement No. 46	June 25, 2008

Supplemental Agreement No. 47	October 30, 2008

Supplemental Agreement No. 48	January 29, 2009

P.A. 1951
CAL                                                          SA 48

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CAL                                              Page T-2-2                                                                                   SA48
Boeing Proprietary

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CAL                                              Page T-3-5                                                                                   SA48
Boeing Proprietary

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CAL                                              Page T-6-1                                                                                   SA48
Boeing Proprietary

Attachment B to
Letter Agreement 1951-9R20
Option Aircraft Delivery, Description, Price
and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

APR 47987, 50374Boeing Proprietary                                                                                                                                           Page 1 of 3

January 29, 2009
Letter No. 6-1162-SEE-0176R4

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Subject:	Record Option Proposals

Reference:	a) Purchase Agreement No. 1951 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 737-924ER Aircraft
b) Letter Agreement 6-1162-GOC-131R10, “Special Matters”

This Letter Agreement has been revised to accommodate a revised payment schedule and, when accepted, will amend and supersede Letter Agreement 6-1162-0176R3.

As you are aware, the FAA has released a new Part 121 requirement for seats.  The text of that new requirement is as follows:

“After October 27, 2009, no person may operate a transport category airplane type certificated after January 1, 1958 and manufactured on or after October 27, 2009 in passenger-carrying operations under this part unless all passenger and attendant seats meet the requirements of the section 25.562 in effect on or after June 16, 1988”

While this ruling does not directly affect Boeing’s ability to deliver certified aircraft, Boeing recognizes that Customer will be required to show compliance.  Therefore, in accordance with Article 8.3 entitled “FAA Operator Changes” in the Purchase Agreement, Boeing has elected to offer Record Option 2525C920R29 for the replacement of BFE passenger seats on the Model 737-800 Aircraft and Record Options 2500C920R45 and 2454C583M67 for the Model 737-900ER Aircraft (the HIC Record Options).

At Customer’s request, Boeing has also priced Record Options 2500C920T06 and 2530C920T03 to revise the interior arrangement to include C&D galleys in lieu of Sell galleys.

These Record Options will be implemented on the 737-800 Model Aircraft with serial number 30132 with a contract delivery month of November 2009.  (Due to the IAM Strike, this Aircraft is now targeted to deliver in January 2010.)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table A:
31640	31650	32836	37102	40001
31642	31651	33530	38700	40002
31643	31652	33537	38701	40003
31644	31653	36599	38702	40004
31646	31655	36600	38703	40005
31647	31659	37099	39998
31648	31661	37100	39999
31649	31663	37101	40000

TABLE B:
30132
31658
31660
31662

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If Customer fails to substitute either a Model 737-800 or 737-900ER for the Aircraft listed in Table A above, the Customer will be responsible for:
1)	Incorporating HIC into the Model 737-700Aircraft. (Customer may request a proposal from Boeing to accomplish the incorporation of HIC)
2)	Paying the charge herein [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Applicable signature below will constitute Customer’s acceptance of the Record Options in the table above.

APR 47987, 50374Boeing Proprietary                                                                                                                                           Page 1 of 3

If you have any questions or concerns, please feel free to contact me at 206-766-2423.

Sincerely,

THE BOEING COMPANY                                                                                                ACCEPTED AND AGREED TO this

Date:     January 29, 2009

by:
/s/ Susan Englander
Susan Englander                                                                                                CONTINENTAL AIRLINES, INC.
Aircraft Contracts
Boeing Commercial Airplanes                                                                                                                     Signature:   /s/ Gerald Laderman

Printed Name Gerald Laderman

Title     Senior Vice President
   Finance and Treasurer

1951-5R4
January 29, 2009

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Subject:Letter Agreement No. 1951-5R3 to
Purchase Agreement No. 1951 -
Promotional Support - Next Generation Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-624/-724/-824/-924/-924ER aircraft (the Aircraft).  This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-5R2 dated May 21, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.Planning Meeting.

Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain promotional support.  Promptly after execution of the Agreement and before any funds are disbursed, a Boeing Airline Promotion representative will meet with Buyer's designated representatives to discuss the extent, selection, scheduling, and disbursement process for the promotion support to be provided.

2.Support Level.

Model 737-624/-724/-824/-924 Aircraft.   Boeing will make available to Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Programs include marketing research; tourism development; corporate identity; direct marketing; video tape, film or still photography requirements; planning, design and production of collateral materials; management of promotion programs; and advertising campaigns.

Model 737-924ER Aircraft.  In support of Buyers’s marketing and promotion programs associated with the the Model 737-924ER and introduction of the Aircraft into service, Boeing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  These programs may include marketing research; tourism development; corporate identity; direct marketing; video tape, or still photography; planning, design and production of collateral materials; management of promotion programs and advertising campaigns.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.Additional Support.

Additional promotional support may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 1951 SA 48
K/CAL

Continental Airlines, Inc.
1951-5R3   Page 3

Very truly yours,

THE BOEING COMPANY

By /s/ Susan Englander

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:  January 29, 2009

CONTINENTAL AIRLINES, INC.

By  /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer